UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date Earliest Event Reported): March 10, 2003

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact Name of Registrant as Specified in its Charter)

New Jersey                                0-30810            22-2138196
(State of other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization Number)     File Number)       Identification No.)

790 Bloomfield Avenue, Clifton, New Jersey                   07012
(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:          (973) 574-8555


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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      A copy of the Registrant's Press Release dated March 10, 2003 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

      99.1  Press Release of Registrant dated March 10, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELECTRONIC CONTROL SECURITY INC.
Dated: March 10, 2003
                                            By:  /s/ Arthur Barchenko
                                                --------------------------------
                                                 Arthur Barchenko, President